Exhibit 99.1

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

This Certification is intended to accompany the Quarterly Report of First Colonial Group, Inc. (the "Company") on Form 10-Q for the period ended September 30, 2002 as filed with the Securities and Exchange Commission (the "Report"), and is given solely for the purpose of satisfying the requirements of 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. To the best of their knowledge, the undersigned, in their respective capacities as set forth below, hereby certify that:

     1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.


/s/ SCOTT V. FAINOR           Chief Executive Officer    Date: November 13, 2002


/s/ REID L. HEEREN            Chief Financial Officer    Date: November 13, 2002